SIGNIFICANT ACCOUNTING POLICIES	6 Months Ended
Jun. 30, 2018
Corporate Information And Statement Of IFRS Compliance [Abstract]
SIGNIFICANT ACCOUNTING POLICIES
SIGNIFICANT ACCOUNTING POLICIES

(a)	Basis of presentation
These unaudited interim condensed consolidated financial statements of the partnership have been prepared in accordance with International Accounting Standard 34, Interim Financial Reporting, or IAS 34, as issued by the International Accounting Standards Board, or the IASB, and using the accounting policies the partnership applied in its annual consolidated financial statements as at and for the year ended December 31, 2017, except for the impact of the adoption of the accounting standards described below. The accounting policies the partnership applied in its annual consolidated financial statements as at and for the year ended December 31, 2017 are disclosed in Note 2 of such consolidated financial statements, with which reference should be made in reading these unaudited interim condensed consolidated financial statements. All defined terms are also described in the annual consolidated financial statements. The unaudited interim condensed consolidated financial statements are prepared on a going concern basis and have been presented in U.S. dollars rounded to the nearest million unless otherwise indicated.
The preparation of financial statements in accordance with IAS 34 requires the use of certain critical accounting estimates. It also requires management to exercise judgment in applying the accounting policies. The critical accounting estimates and judgments have been set out in Note 2 to the partnership's consolidated financial statements as at and for the year ended December 31, 2017. There have been no significant changes to the method of determining significant estimates and judgments since December 31, 2017, other than changes required as a result of adopting new standards as discussed below.
These unaudited interim condensed consolidated financial statements were approved by the partnership's Board of Directors and authorized for issue on August 2, 2018.
Revision of comparatives

The comparative cash flow figures for the six month period ended June 30, 2017, have been revised for the correction of an immaterial error identified by management related to the reclassification of cash flows from bank overdrafts, from an acquisition completed in May 2017 in our business services segment, within the unaudited interim condensed consolidated statements of cash flow. As a result, $358 million (nine month period ended September 30, 2017: $339 million; year ended December 31, 2017: $360 million; and three month period ended March 31, 2018: $177 million), which was previously reported in accounts payable and other within the operating activities line item entitled changes in non-cash working capital, net, is now being reported within the financing activities line item entitled proceeds from credit facilities, net. The 2017 comparative figures in the supplemental cash flow information within Note 20 have also been updated to remove the bank overdraft which was previously recorded within accounts payable and other. The correction of the classification in the statement of cash flow is immaterial and had no impact on the partnership’s historical unaudited interim condensed statements of financial position, statements of operating results, statements of comprehensive income, and statements of changes in equity.

(b)	New accounting policies adopted
The partnership has applied new and revised standards issued by the IASB that are effective for the period beginning on or after January 1, 2018.
Revenue from Contracts with Customers
IFRS 15, Revenue from Contracts with Customers ("IFRS 15") specifies how and when revenue should be recognized as well as requiring additional disclosures. IFRS 15 requires disclosure regarding the nature, amount, timing and uncertainty of revenue and cash flows arising from customer contracts. IFRS 15 supersedes IAS 18, Revenue, IAS 11, Construction Contracts and a number of revenue-related interpretations. IFRS 15 applies to nearly all contracts with customers: the main exceptions are leases, financial instruments and insurance contracts.
The partnership adopted the standard using the modified retrospective approach, in which a cumulative catch-up adjustment is recorded through opening retained earnings on January 1, 2018 as if the standard had always been in effect and whereby comparative periods are not restated. The partnership elected to use the practical expedient for contract modifications. On adoption, the partnership recorded a reduction in opening retained earnings of approximatively $260 million, attributable to the partnership net of taxes, mainly from our construction services business. Under IFRS 15, revenue from the partnership’s construction services contracts will continue to be recognized over time; however, a higher threshold of probability must be achieved prior to recognizing revenue from variable consideration such as incentives and claims and variations resulting from contract modifications. Under IAS 18 and IAS 11, revenue was recognized when it is probable that work performed will result in revenue whereas under IFRS 15, revenue is recognized when it is highly probable that a significant reversal of revenue will not occur for these modifications. Refer to Note 2(c) for impact on adoption of IFRS 15.

(i)	Financial Instruments
In July 2014, the IASB issued the final publication of IFRS 9, Financial Instruments ("IFRS 9") superseding the current IAS 39, Financial Instruments: Recognition and Measurement. IFRS 9 establishes principles for the financial reporting of financial assets and financial liabilities that will present relevant and useful information to users of financial statements for their assessment of the amounts, timing and uncertainty of an entity's future cash flows. This new standard also includes a new general hedge accounting standard which will align hedge accounting more closely with an entity's risk management activities. It does not fully change the types of hedging relationships or the requirement to measure and recognize ineffectiveness, however, it will provide more hedging strategies that are used for risk management to qualify for hedge accounting and introduce greater judgment to assess the effectiveness of a hedging relationship. The partnership adopted the standard using the retrospective approach without restatement, in which a cumulative catch-up adjustment is recorded through opening retained earnings on January 1, 2018 as if the standard had always been in effect and whereby comparative periods are not restated. On adoption, the partnership recorded an adjustment in opening retained earnings of $nil attributable to the partnership net of taxes. Refer to Note 2(e) for impact on adoption of IFRS 9.

(ii)	Foreign Currency Transactions and Advance Consideration
In December 2016, the IASB issued IFRIC 22, Foreign Currency Transactions and Advance Consideration ("IFRIC 22"), effective for annual reporting periods beginning on or after January 1, 2018. The interpretation clarifies that the date of the transaction for the purpose of determining the exchange rate to use on initial recognition of the related asset, expense or income (or part of it) is the date on which an entity initially recognizes the non-monetary asset or non-monetary liability arising from the payment or receipt of advance consideration. The interpretation may be applied either retrospectively or prospectively. The adoption of IFRIC 22 did not have a significant impact on the unaudited interim condensed consolidated financial statements.

(c)	Impact on adoption of new IFRS standards

On adoption of IFRS 15, we recorded a total reduction in opening retained earnings of $260 million, attributable to the partnership net of taxes, mainly associated with our construction services business. The partnership also recorded the associated reduction of $125 million in accounts and other receivable, net, and an increase of $121 million in accounts payable and other.

(US$ MILLIONS)	Opening balance January 1, 2018	Adoption of new accounting standards	Revised opening balance January 1, 2018
Assets
Cash and cash equivalents	$1,106	$—	$1,106
Financial assets	361	—	361
Accounts and other receivable, net	3,454	(98)	3,356
Inventory, net	1,068	4	1,072
Assets held for sale	14	—	14
Other assets	430	(60)	370
Current assets	6,433	(154)	6,279
Financial assets	423	—	423
Accounts and other receivable, net	908	(27)	881
Other assets	79	1	80
Property, plant and equipment	2,530	—	2,530
Deferred income tax assets	174	42	216
Intangible assets	3,094	—	3,094
Equity accounted investments	609	(6)	603
Goodwill	1,554	—	1,554
Total assets	$15,804	$(144)	$15,660
Liabilities and equity
Liabilities
Accounts payable and other	$4,865	$126	$4,991
Liabilities associated with assets held for sale	—	—	—
Borrowings	825	—	825
Current liabilities	5,690	126	5,816
Accounts payable and other	773	(5)	768
Borrowings	2,440	—	2,440
Deferred income tax liabilities	837	—	837
Total liabilities	$9,740	$121	$9,861
Equity
Limited partners	$1,585	$(132)	$1,453
Non-controlling interests attributable to:
Redemption-Exchange Units, Preferred Shares and Special Limited Partnership Units held by Brookfield Asset Management Inc.	1,453	(128)	1,325
Interest of others in operating subsidiaries	3,026	(5)	3,021
Total equity	6,064	(265)	5,799
Total liabilities and equity	$15,804	$(144)	$15,660

(d)	Revenue from contracts with customers

Construction Services

Construction Services

Our construction services business provides end-to-end design and development solutions for our customers. The work performed on these contracts creates or enhances an asset that our customer controls and accordingly we recognize revenue on these contracts over a period of time. The partnership uses an input method, the cost-to-cost method, to measure progress towards complete satisfaction of the performance obligations under IFRS 15.

As work is performed, a contract asset in the form of work-in-progress is recognized, which is reclassified to accounts receivable when invoiced to the customer. If payment is received in advance of work being completed, a contract liability is recognized. There is not considered to be a significant financing component in construction contracts as the period between the recognition of revenue under the cost-to-cost method and when payment is received is typically less than one year.

IFRS 15 requires a highly probable criterion with regards to recognizing revenue arising from variable consideration and contract modification and claims. For variable consideration, revenue is only to be recognized to the extent that it is highly probable that a significant reversal in the amount of revenue recognized will not occur when the uncertainty associated with the variable consideration is subsequently resolved.

Business Services

Fuel Distribution & Marketing

The fees and related costs for providing road fuel distribution and marketing are recognized at a point in time when the services are provided.

Revenue from the sale of goods in our UK road fuel service operation represents net invoiced sales of fuel products and Renewable Transport Fuel Obligation ("RTFO") certificates, excluding value added taxes but including excise duty, which has been assessed to be a production tax and recorded as part of consideration received. Revenue is recognized at the point that title passes to the customer.

Facilities Management

The fees and related costs for providing facilities management services are recognized over the time in which the services are provided.

Real Estate Services

The fees and related costs for providing real estate and logistics services are recognized over the time in which the services are provided.

Associated with the delivery of certain service contracts, our partnership also earns revenue from home sale transactions and referral fees from suppliers utilized in servicing these contracts. These revenue transactions are recognized as follows:

•Home Sale: The partnership earns home sale revenue from two types of contracts: cost-plus home sale and fixed fee home sale contracts. Under a cost-plus home sale contract, the partnership earns a performance fee and bears no risk of loss with respect to costs incurred. Revenues and related costs associated with the purchase and resale of residences under cost-plus contracts are recognized on a net basis over the period in which services are provided as control over the home does not pass onto the partnership. Under a fixed fee home sale contract, the partnership earns a fixed fee based upon a percentage of the acquisition cost of the residential property. This fee revenue is recognized when the home is acquired by the customer as the partnership’s performance obligation is complete at this time. The revenues and expenses related to the home sale itself are recorded on a gross basis.

•Referral fees: The partnership earns referral fees from various suppliers who provide services to customers through our service offerings. A significant portion of the referral fee revenue is generated from the closing of a home sale or purchase transaction, under which the partnership earns a percentage of the commissions received by the real estate agent on the purchase or sale of a home by the customer. Referral fees from home purchases or sales are recognized upon the closing date of the real estate transaction. The partnership recognizes referral fees from other suppliers upon completion of the services.

Industrial Operations

Manufacturing

Sales of goods are recognized at a point in time when the product is shipped and control passes to the customer. Services revenues are recognized over time when the services are provided.

Mining

Revenue from our mining business is made under provisional pricing arrangements. Revenue from the sale of palladium and by-product metals is provisionally recognized based on quoted market prices upon the delivery of concentrate to the smelter or designated shipping point, which is when significant rights and obligations of ownership pass and title and control is transferred. The business’ smelter contract provides for final prices to be determined by quoted market prices in a period subsequent to the date of concentrate delivery. The period between provisional invoicing and final pricing, or settlement period, is typically between 30 and 150 days. The fair value of the final sales price adjustment is re-estimated by reference to forward market prices at each period end and changes in fair value are recognized as an adjustment to revenue. As a result, the accounts receivable amounts related to this business are recorded at fair value.

Energy

Energy Commodities and Services

Revenue from the sale of oil and gas is recognized at a point in time when title and control of the product passes to an external party, based on volumes delivered and contractual delivery points and prices. Revenue for the production in which the partnership has an interest with other producers is recognized based on the partnership’s working interest. Revenue is measured net of royalties to reflect the deduction for other parties’ proportionate share of the revenue. Revenue from the rendering of services is recognized at a point in time when significant rights and obligations of ownership pass and title and control is transferred.

Remaining Performance Obligations

Construction Services

Backlog is defined as revenue yet to be delivered (i.e. remaining performance obligations) on construction projects that have been secured via an executed contract, work order, or letter of intent. The total backlog for our construction services operations equates to approximately two years of activity.

Industrial Operations

Our Brazilian water treatment and distribution operation is party to certain remaining performance obligations which have a duration of more than one year. The most significant remaining performance obligations at January 1, 2018 relate to the service concession arrangements with various municipalities which have an average term of 25 years.

The tables below summarize our segment revenue by geography, and timing of revenue recognition for IFRS 15 revenue for the three months ending June 30, 2018:

(US$ MILLIONS)
Timing of Revenue Recognition	Business Services	Industrial Operations	Construction Services	Energy	Corporate and Other	Total
Goods/services provided at a point in time	$6,325	$781	$21	$54	$—	$7,181
Services transferred over a period of time	391	68	1,110	—	—	1,569
Total IFRS 15 revenue	$6,716	$849	$1,131	$54	$—	$8,750
Other non IFRS 15 revenue	10	6	2	3	4	25
Total revenue	$6,726	$855	$1,133	$57	$4	$8,775

(US$ MILLIONS)
Geography	Business Services	Industrial Operations	Construction Services	Energy	Corporate and Other	Total (1)
United Kingdom	$5,223	$23	$389	$—	$—	$5,635
Canada	953	143	21	54	—	1,171
Australia	84	—	623	—	—	707
Brazil	164	212	—	—	—	376
USA	100	112	—	—	—	212
Middle East (2)	1	1	98	—	—	100
Other	191	358	—	—	—	549
Total IFRS 15 revenue	$6,716	$849	$1,131	$54	$—	$8,750
__________________________________

(1)
Geography of the other non IFRS 15 revenue is as follows: United Kingdom $2 million, United States $4 million, Canada $5 million, Australia $1 million, Brazil $6 million, Middle East $nil and Other $7 million.

(2)	Middle East primarily consists of United Arab Emirates.

(US$ MILLIONS)
Transition	Business Services	Industrial Operations	Construction Services	Energy	Corporate and Other	Total
Revenue as if it were under former revenue standards	$6,716	$851	$1,125	$54	$—	$8,746
IFRS 15 Impact	—	(2)	6	—	—	4
Total IFRS 15 Revenue	$6,716	$849	$1,131	$54	$—	$8,750

The tables below summarize our segment revenue by geography, and timing of revenue recognition for IFRS 15 revenue for the six months ending June 30, 2018:

(US$ MILLIONS)
Timing of Revenue Recognition	Business Services	Industrial Operations	Construction Services	Energy	Corporate and Other	Total
Goods/services provided at a point in time	$12,024	$1,473	$34	$147	$—	$13,678
Services transferred over a period of time	985	117	2,139	—	—	3,241
Total IFRS 15 revenue	$13,009	$1,590	$2,173	$147	$—	$16,919
Other non IFRS 15 revenue	21	12	3	7	7	50
Total revenue	$13,030	$1,602	$2,176	$154	$7	$16,969

(US$ MILLIONS)
Geography	Business Services	Industrial Operations	Construction Services	Energy	Corporate and Other	Total (1)
United Kingdom	$9,959	$30	$712	$—	$—	$10,701
Canada	1,884	255	34	147	—	2,320
Australia	170	—	1,216	—	—	1,386
Brazil	465	429	—	—	—	894
USA	174	216	—	—	—	390
Middle East (2)	2	1	211	—	—	214
Other	355	659	—	—	—	1,014
Total IFRS 15 revenue	$13,009	$1,590	$2,173	$147	$—	$16,919
__________________________________

(1)
Geography of the other non IFRS 15 revenue is as follows: United Kingdom $6 million, United States $4 million, Canada $11 million, Australia $2 million, Brazil $12 million, Middle East $nil and Other $15 million.

(2)	Middle East primarily consists of United Arab Emirates.

(US$ MILLIONS)
Transition	Business Services	Industrial Operations	Construction Services	Energy	Corporate and Other	Total
Revenue as if it were under former revenue standards	$13,009	$1,590	$2,173	$147	$—	$16,919
IFRS 15 Impact	—	—	—	—	—	—
Total IFRS 15 Revenue	$13,009	$1,590	$2,173	$147	$—	$16,919

(e)	Financial instruments and hedge accounting
Classification & Measurement
The table below summarizes the partnership’s classification and measurement of financial assets and liabilities, on adoption of IFRS 9:

	Classification	Measurement	Statement of Financial Position Account
Financial assets
Cash and cash equivalents	Debt	Amortized cost	Cash and cash equivalents
Accounts receivable	Debt	Amortized cost / FVTPL	Accounts and other receivable, net
Restricted cash	Debt	Amortized cost	Financial assets
Equity securities	Equity	FVTPL / FVOCI	Financial assets
Debt securities	Debt	FVTPL / FVOCI / Amortized cost	Financial assets
Derivative assets	Derivatives	FVTPL(1)	Financial assets
Other financial assets	Debt / Equity	Amortized cost / FVTPL/ FVOCI	Financial assets

Financial liabilities
Borrowings	Debt	Amortized cost	Borrowings
Accounts payable and other	Debt	Amortized cost	Accounts payable and other
Derivative liabilities	Derivatives	FVTPL(1)	Accounts payable and other
__________________________

(1) Derivatives are classified and measured at FVTPL except those designated in hedging relationships.

The classification depends on the specific business model for managing the financial instruments and the contractual terms of the cash flows. The partnership maintains a portfolio of marketable securities comprised of equity and debt securities. The marketable securities are recognized on their trade date. They are subsequently measured at fair value at each reporting date with the change in fair value recorded in either profit or loss ("FVTPL") or other comprehensive income ("FVOCI"). For investments in debt instruments, this will depend on the business model in which the investment is held.

At initial recognition, the partnership measures a financial asset at its fair value plus, in the case of a financial asset not at fair value through profit or loss, transaction costs that are directly attributable to the acquisition of the financial asset. Transaction costs of financial assets carried at fair value through profit or loss are expensed in profit or loss.

Financial assets are classified as amortized cost based on their nature and use within the partnership’s business. Financial assets classified as amortized cost are recorded initially at fair value, then subsequently measured at amortized cost using the effective interest method, less any impairment.

Impairment

The partnership assesses on a forward-looking basis the expected credit losses associated with its debt instruments carried at amortized cost and FVOCI. The impairment methodology applied depends on whether there has been a significant increase in credit risk. Impairment charges are recognized in profit or loss based on the expected credit loss model.

Derivatives and hedging activities

The partnership selectively utilizes derivative financial instruments primarily to manage financial risks, including commodity price risk and foreign exchange risks. Derivative financial instruments are recorded at fair value. Hedge accounting is applied when the derivative is designated as a hedge of a specific exposure and there is assurance that it will continue to be highly effective as a hedge based on an expectation of offsetting cash flows or fair value. Hedge accounting is discontinued prospectively when the derivative no longer qualifies as a hedge or the hedging relationship is terminated. Once discontinued, the cumulative change in fair value of a derivative that was previously recorded in other comprehensive income by the application of hedge accounting is recognized in profit or loss over the remaining term of the original hedging relationship as amounts related to the hedged item are recognized in profit or loss. The assets or liabilities relating to unrealized mark-to-market gains and losses on derivative financial instruments are recorded in financial assets and financial liabilities, respectively.

(i) Items classified as hedges

Realized and unrealized gains and losses on foreign exchange contracts and foreign currency debt that are designated as hedges of currency risks relating to a net investment in a subsidiary with a functional currency other than the U.S. dollar are included in equity and are included in net income in the period in which the subsidiary is disposed of or to the extent partially disposed and control is not retained. Derivative financial instruments that are designated as hedges to offset corresponding changes in the fair value of assets and liabilities and cash flows are measured at estimated fair value with changes in fair value recorded in profit or loss or as a component of equity, as applicable.

Unrealized gains and losses on interest rate contracts designated as hedges of future variable interest payments are included in equity as a cash flow hedge when the interest rate risk relates to an anticipated variable interest payment. The periodic exchanges of payments on interest rate swap contracts designated as hedges of debt are recorded on an accrual basis as an adjustment to interest expense. The periodic exchanges of payments on interest rate contracts designated as hedges of future interest payments are amortized into profit or loss over the term of the corresponding interest payments.

(ii) Items not classified as hedges

Derivative financial instruments that are not designated as hedges are recorded at estimated fair value, and gains and losses arising from changes in fair value are recognized in net income in the period the changes occur. Realized and unrealized gains on other derivatives not designated as hedges are recorded in other income (expenses), net.

Fair value measurement

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, regardless of whether that price is directly observable or estimated using another valuation technique. In estimating the fair value of an asset or a liability, the partnership takes into account the characteristics of the asset or liability if market participants would take those characteristics into account when pricing the asset or liability at the measurement date.

Fair value measurement is disaggregated into three hierarchical levels: Level 1, 2 or 3. Fair value hierarchical levels are directly based on the degree to which the inputs to the fair value measurement are observable. The levels are as follows:

Level 1 - Inputs are unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.

Level 2 - Inputs (other than quoted prices included in Level 1) are either directly or indirectly observable for the asset or liability through correlation with market data at the measurement date and for the duration of the asset’s or liability’s anticipated life.

Level 3 - Inputs are unobservable and reflect management’s best estimate of what market participants would use in pricing the asset or liability at the measurement date. Consideration is given to the risk inherent in the valuation technique and the risk inherent in the inputs in determining the estimate.

Summary of impact upon adoption of IFRS 9 - Classification and Measurement

The table below illustrates the classification and measurement of financial assets under IFRS 9 and IAS 39 at the date of initial application. A similar table for financial liabilities has not been prepared because there have not been any reclassifications and remeasurements within financial liabilities.

The following table is as at January 1, 2018:

(US$ MILLIONS)	FVTPL	FVOCI	Amortized Cost	Total
Opening balance (IAS 39)	$166	$429	$5,852	$6,447
Reclassifications	211	(211)	—	—
Revised opening balance (IFRS 9)	$377	$218	$5,852	$6,447

The following paragraphs explain how applying the new classification requirements of IFRS 9 led to changes in classification of certain financial assets held by the partnership as shown in the table above.

Instruments reclassified from Available for Sale (IAS 39) to FVTPL (IFRS 9):

Debt Instruments previously classified as available for sale but which fail the Solely for Payment, Principal and Interest ("SPPI") test

The partnership held secured debentures and contractual rights which were reclassified from available for sale to FVTPL for $187 million. Under IFRS 9, the debentures and contractual rights do not meet the criteria to be classified as at amortized cost or FVOCI because their cash flows do not represent solely payments of principal and interest. Related fair value gains of $3 million attributable to the partnership net of taxes were transferred from the available for sale reserve to retained earnings on January 1, 2018.

Equity instruments previously classified as available for sale and for which FVOCI election is not made

The partnership held an equity instrument which was reclassified from available for sale to FVTPL for $24 million. Related fair value losses of $3 million attributable to the partnership net of taxes were transferred from the available for sale reserve to retained earnings on January 1, 2018.

Summary of impact upon adoption of IFRS 9 - Impairment

The partnership's opening loss allowances in accordance with IAS 39 do not differ materially from the partnership's opening expected credit losses ("ECL") determined in accordance with IFRS 9, as at January 1, 2018.

Summary of impact upon adoption of IFRS 9 - Derivatives and hedging activities

In accordance with IFRS 9’s transition provisions for hedge accounting, the partnership has applied the IFRS 9 hedge accounting requirements prospectively from the date of initial application on January 1, 2018. The partnership’s qualifying hedging relationships in place as at January 1, 2018 also qualified for hedge accounting in accordance with IFRS 9 and were therefore regarded as continuing hedging relationships.

(f)	Future changes in accounting policies

(i)	Leases
In January 2016, the IASB published a new standard, IFRS 16 Leases ("IFRS 16"). The new standard brings most leases on the balance sheet, eliminating the distinction between operating and finance leases. Lessor accounting, however, remains largely unchanged and the distinction between operating and finance leases is retained. IFRS 16 supersedes IAS 17 Leases and related interpretations and is effective for periods beginning on or after January 1, 2019.
The partnership has participated in strategic planning sessions with its subsidiaries and associates in order to provide guidance regarding the key considerations and to develop an adoption project plan. The partnership is completing its assessment of existing contractual arrangements to identify the existing population of lease arrangements that would be capitalized under the new standard. Next steps include performing an initial quantification of the existing obligations, assessing any potential impact to IT systems and internal controls and reviewing the additional disclosures required by the new standard.
IFRS 16 can either be adopted on a full retrospective method or on a modified retrospective method whereby any transitional impact is recorded in equity as at January 1, 2019 and comparative periods are not restated. The partnership currently anticipates that the modified retrospective approach will be adopted and is currently in the process of evaluating a number of practical expedients available under the new standard.
The partnership continues to evaluate the overall impact of IFRS 16 on its consolidated financial statements.

(ii)	Uncertainty over Income Tax Treatments
In June 2017, the IASB published IFRIC 23, Uncertainty over Income Tax Treatments ("IFRIC 23") effective for annual periods beginning on or after January 1, 2019. The interpretation requires an entity to assess whether it is probable that a tax authority will accept an uncertain tax treatment used, or proposed to be used, by an entity in its income tax filings and to exercise judgment in determining whether each tax treatment should be considered independently or whether some tax treatments should be considered together. The decision should be based on which approach provides better predictions of the resolution of the uncertainty. An entity also has to consider whether it is probable that the relevant authority will accept each tax treatment, or group of tax treatments, assuming that the taxation authority with the right to examine any amounts reported to it will examine those amounts and will have full knowledge of all relevant information when doing so. The interpretation may be applied on either a fully retrospective basis or a modified retrospective basis without restatement of comparative information. The partnership is currently evaluating the impact of IFRIC 23 on its unaudited interim condensed consolidated financial statements.